Securities, 424I - Securities, 424I: 1	Mar. 25, 2025 USD ($)
Securities, 424I Table
Security Class Title	Common Shares of Beneficial Interest
Aggregate Sales Price	$ 1,688,818,197
Aggregate Redeemed or Repurchased, FY	1,983,982,881
Aggregate Redeemed or Repurchased, Prior FY	0
Redemption Credits	(295,164,684)
Net Sales	$ 0
Fee Rate	0.01531%
Amount of Registration Fee	$ 0